SUPPLEMENT
DATED JULY 22, 2009
TO THE CURRENTLY EFFECTIVE
CLASS A, CLASS B, CLASS C SHARES PROSPECTUS
CLASS Y SHARES PROSPECTUS
EACH DATED MARCH 1, 2009
FOR THE HARTFORD MUTUAL FUNDS (THE “PROSPECTUSES”)

The Prospectuses referenced above are revised as follows:

The Hartford Tax-Free California Fund

Under the heading “The Hartford Tax-Free California Fund” in the Prospectuses, the section entitled “Proposed Reorganization” is deleted in its entirety and replaced to read as follows:

At a Special Meeting of Shareholders held on July 16, 2009, the shareholders of The Hartford Tax-Free California Fund (the “Acquired Fund”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) in connection with the reorganization of the Acquired Fund with and into The Hartford Tax-Free National Fund (the “Acquiring Fund”). The Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the applicable Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund having value equivalent to shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

The Reorganization contemplated by the Reorganization Agreement will be effected on or about July 24, 2009. Following the Reorganization, the Acquired Fund will no longer exist. Accordingly, effective July 27, 2009, all references and disclosures concerning The Hartford Tax-Free California Fund are deleted.

This Supplement should be retained with your Prospectus for future reference.

July 2009